N / E / W / S R / E / L / E / A / S / E

October 28, 2020

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER 2020 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported third quarter 2020 net income of $36.2 million compared to $36.8 million during the same period in 2019. Earnings per share for the period totaled $.67 per share compared to the third quarter of 2019 result of $.71 per share. Year-to-date net income totaled $103.5 million compared to $116.6 million during the nine months ended September 30, 2019. Year-to-date earnings per share totaled $1.91 compared to $2.32 during the same period in 2019.

Total assets equaled $13.7 billion as of September 30, 2020 and loans totaled $9.2 billion. The Corporation’s loan portfolio increased by $940 million, or 11.3 percent, during the past twelve months. Payroll Protection Program (PPP) loans accounted for $901 million of the period’s loan growth. Investments increased $444 million, or 17.8 percent, during the same period and now total $2.9 billion. Total deposits equaled $10.9 billion as of quarter-end and increased by $1.1 billion, or 11.7 percent.

The loan to deposit ratio now totals 84.8 percent and the loan to asset ratio totals 67.3 percent. As of September 30, 2020, the Corporation’s total risk-based capital ratio equaled 14.38 percent, the common equity tier 1 capital ratio equaled 12.02 percent, and the tangible common equity ratio totaled 9.57 percent. Excluding PPP loans, our tangible common equity ratio totaled 10.19 percent.
The Corporation’s provision expense totaled $12.5 million and net charge-offs for the quarter totaled $6.9 million. The allowance for loan losses totaled $126.7 million as of September 30, 2020, up from $80.6 million as of September 30, 2019. The Corporation chose to defer the adoption of the current expected credit loss (“CECL”) model; therefore, the allowance for loan losses was calculated under the incurred loss method. Allowance for loan losses was 1.37% of total loans, 1.65% including remaining fair value marks with allowance, and 1.83% excluding PPP loans from total loans. The $51.9 million increase in year-to-date provision expense primarily reflects our view of increased credit risk related to the COVID-19 pandemic.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our third quarter results highlight increased earnings power as our net interest margin stabilizes while our fee levels reflect increasing activity in customer spending and treasury technology use. Our clients and businesses remain healthy and resilient. Their determination and results mirror the First Merchants’ employee base and the Bank’s performance. Our earnings also increased due to a reduced provision level. The provision level and resultant loan loss reserve reflect a loan portfolio which is granular, diversified and actively reviewed. First Merchants’ exposure to higher risk industries is modest in any peer comparison and is borne out by the low level of customers (2%) utilizing the deferrals and modifications provided through the CARES Act. Capital preservation and capital composition are strengths that will serve us well as we assess the recessionary climate that likely remains through 2021.”

“My confidence regarding 2021 and our longer term future also reflects the executive succession plan announced September 29, 2020. Our Board of Directors’ decision to choose internal candidates to lead First Merchants augers well for high performance and cultural continuity. Mark Hardwick, who will become CEO on January 1, 2021, in tandem with Mike Stewart as President and Michele Kawiecki as Chief Financial Officer, form a trio who are experienced, skilled, and trusted. I am excited about First Merchants’ future and the opportunity to expertly serve our communities, shareholders and teammates.”

Net-interest income for the quarter totaled $92.9 million, up nearly $4 million from the third quarter of 2019 despite margin compression year-over-year of 47 basis points. Linked quarter net-interest margin stabilized as the decline totaled just 4 basis points, two basis points due to fair value accretion and one basis point due to the impact of PPP loans. Yields on earning assets totaled 3.58 percent and the cost of supporting liabilities totaled 43 basis points resulting in quarterly net interest margin of 3.15 percent.

Non-interest income totaled $26.2 million for the quarter, a $4 million increase over the third quarter of 2019. Gains from the sale of mortgage loans reached record levels totaling $5.8 million for the quarter. Non-interest expense totaled $64.7 million for the quarter compared to $67.4 million in the third quarter of 2019, which included $11.2 million of acquisition related expense.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Wednesday, October 28, 2020.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's third quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until November 26, 2020. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10147757.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme201026.html during the time of the call. A replay of the web cast will be available until October 28, 2021.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2020	2019
ASSETS
Cash and cash equivalents	$164,632	$202,383
Interest-bearing deposits	273,936	230,101
Investment securities	2,933,286	2,489,420
Loans held for sale	3,183	7,910
Loans	9,243,833	8,299,260
Less: Allowance for loan losses	(126,726)	(80,571)
Net loans	9,117,107	8,218,689
Premises and equipment	112,959	113,446
Federal Home Loan Bank stock	28,736	28,736
Interest receivable	52,992	45,923
Goodwill and other intangibles	574,369	579,751
Cash surrender value of life insurance	291,543	286,747
Other real estate owned	6,942	7,156
Tax asset, deferred and receivable	21,762	15,187
Other assets	155,903	99,612
TOTAL ASSETS	$13,737,350	$12,325,061
LIABILITIES
Deposits:
Noninterest-bearing	$2,187,607	$1,777,365
Interest-bearing	8,718,546	7,988,086
Total Deposits	10,906,153	9,765,451
Borrowings:
Federal funds purchased	80,000	—
Securities sold under repurchase agreements	187,732	191,603
Federal Home Loan Bank advances	399,522	354,609
Subordinated debentures and other borrowings	118,320	138,630
Total Borrowings	785,574	684,842
Interest payable	5,038	7,855
Other liabilities	206,929	117,901
Total Liabilities	11,903,694	10,576,049
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 53,891,733 and 55,345,672 shares	6,736	6,918
Additional paid-in capital	1,003,777	1,053,148
Retained earnings	757,550	663,173
Accumulated other comprehensive income (loss)	65,468	25,648
Total Stockholders' Equity	1,833,656	1,749,012
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13,737,350	$12,325,061

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2020	2019	2020	2019
INTEREST INCOME
Loans receivable:
Taxable	$84,162	$96,850	$268,126	$280,155
Tax-exempt	5,395	4,500	16,069	12,897
Investment securities:
Taxable	5,399	6,729	19,177	19,822
Tax-exempt	10,931	8,335	30,285	22,660
Deposits with financial institutions	90	1,363	799	3,022
Federal Home Loan Bank stock	248	355	828	1,028
Total Interest Income	106,225	118,132	335,284	339,584
INTEREST EXPENSE
Deposits	9,776	24,830	44,231	67,511
Federal funds purchased	5	15	118	225
Securities sold under repurchase agreements	83	385	527	1,057
Federal Home Loan Bank advances	1,749	1,894	5,317	5,400
Subordinated debentures and other borrowings	1,691	2,076	5,275	6,315
Total Interest Expense	13,304	29,200	55,468	80,508
NET INTEREST INCOME	92,921	88,932	279,816	259,076
Provision for loan losses	12,544	600	54,191	2,300
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	80,377	88,332	225,625	256,776
OTHER INCOME
Service charges on deposit accounts	5,209	6,107	15,491	16,639
Fiduciary and wealth management fees	5,910	4,429	17,496	12,178
Card payment fees	3,996	5,158	16,000	14,813
Net gains and fees on sales of loans	5,841	2,227	12,878	5,258
Derivative hedge fees	1,715	1,684	4,696	3,952
Other customer fees	372	450	1,103	1,230
Earnings on cash surrender value of life insurance	1,171	1,144	3,857	3,079
Net realized gains on sales of available for sale securities	1,817	393	9,497	3,376
Other income	132	524	1,425	1,918
Total Other Income	26,163	22,116	82,443	62,443
OTHER EXPENSES
Salaries and employee benefits	39,187	38,942	114,128	104,679
Net occupancy	5,855	4,777	17,103	14,273
Equipment	4,956	4,030	13,789	11,789
Marketing	1,311	1,332	4,846	5,158
Outside data processing fees	3,776	4,435	10,593	12,048
Printing and office supplies	331	312	997	961
Intangible asset amortization	1,486	1,356	4,511	4,404
FDIC assessments	1,249	(668)	4,244	717
Other real estate owned and foreclosure expenses	717	294	1,906	2,362
Professional and other outside services	2,254	8,251	6,065	12,511
Other expenses	3,587	4,293	12,687	12,660
Total Other Expenses	64,709	67,354	190,869	181,562
INCOME BEFORE INCOME TAX	41,831	43,094	117,199	137,657
Income tax expense	5,621	6,337	13,734	21,027
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$36,210	$36,757	$103,465	$116,630
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.67	$0.71	$1.91	$2.33
Diluted Net Income Available to Common Stockholders	$0.67	$0.71	$1.91	$2.32
Cash Dividends Paid	$0.26	$0.26	$0.78	$0.74
Average Diluted Shares Outstanding (in thousands)	53,971	51,570	54,278	50,227

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
NET CHARGE-OFFS	$6,937	$1,303	$7,749	$2,281

AVERAGE BALANCES:
Total Assets	$13,660,818	$11,277,742	$13,297,789	$10,623,664
Total Loans	9,252,839	7,773,328	8,987,645	7,464,910
Total Earning Assets	12,341,257	10,192,183	11,941,839	9,618,285
Total Deposits	10,944,721	8,922,222	10,541,777	8,397,056
Total Stockholders' Equity	1,831,300	1,596,595	1,814,471	1,502,474

FINANCIAL RATIOS:
Return on Average Assets	1.06%	1.30%	1.04%	1.46%
Return on Average Stockholders' Equity	7.91	9.21	7.60	10.35
Return on Average Common Stockholders' Equity	7.91	9.21	7.60	10.35
Average Earning Assets to Average Assets	90.34	90.37	89.80	90.54
Allowance for Loan Losses as % of Total Loans	1.37	0.97	1.37	0.97
Net Charge-offs as % of Average Loans (Annualized)	0.30	0.07	0.11	0.04
Average Stockholders' Equity to Average Assets	13.41	14.16	13.64	14.14
Tax Equivalent Yield on Average Earning Assets	3.58	4.77	3.88	4.84
Interest Expense/Average Earning Assets	0.43	1.15	0.62	1.12
Net Interest Margin (FTE) on Average Earning Assets	3.15	3.62	3.26	3.72
Efficiency Ratio	51.40	57.60	50.52	53.36
Tangible Common Book Value Per Share	$23.48	$21.26	$23.48	$21.26

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Non-Accrual Loans	$56,739	$50,102	$15,649	$15,949	$22,728
Renegotiated Loans	2,677	1,086	665	841	576
Non-Performing Loans (NPL)	59,416	51,188	16,314	16,790	23,304
Other Real Estate Owned and Repossessions	6,984	7,409	8,017	7,527	7,156
Non-Performing Assets (NPA)	66,400	58,597	24,331	24,317	30,460
90+ Days Delinquent	1,330	4,981	312	69	82
NPAs & 90 Day Delinquent	$67,730	$63,578	$24,643	$24,386	$30,542

Allowance for Loan Losses	$126,726	$121,119	$99,454	$80,284	$80,571
Quarterly Net Charge-offs	6,937	230	582	787	1,303
NPAs / Actual Assets %	0.48%	0.42%	0.19%	0.20%	0.25%
NPAs & 90 Day / Actual Assets %	0.49%	0.46%	0.19%	0.20%	0.25%
NPAs / Actual Loans and OREO %	0.72%	0.63%	0.28%	0.29%	0.37%
Allowance for Loan Losses / Actual Loans (%)	1.37%	1.30%	1.15%	0.95%	0.97%
Net Charge-offs as % of Average Loans (Annualized)	0.30%	0.01%	0.03%	0.04%	0.07%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
ASSETS
Cash and cash equivalents	$164,632	$229,759	$127,731	$177,201	$202,383
Interest-bearing deposits	273,936	380,021	132,944	118,263	230,101
Investment securities	2,933,286	2,789,379	2,697,954	2,596,063	2,489,420
Loans held for sale	3,183	901	5,039	9,037	7,910
Loans	9,243,833	9,298,541	8,606,849	8,459,310	8,299,260
Less: Allowance for loan losses	(126,726)	(121,119)	(99,454)	(80,284)	(80,571)
Net loans	9,117,107	9,177,422	8,507,395	8,379,026	8,218,689
Premises and equipment	112,959	112,548	114,045	113,055	113,446
Federal Home Loan Bank stock	28,736	28,736	28,736	28,736	28,736
Interest receivable	52,992	57,063	47,489	48,901	45,923
Goodwill and other intangibles	574,369	575,855	577,366	578,880	579,751
Cash surrender value of life insurance	291,543	290,715	289,574	288,206	286,747
Other real estate owned	6,942	7,367	7,972	7,527	7,156
Tax asset, deferred and receivable	21,762	13,126	9,497	12,165	15,187
Other assets	155,903	156,486	147,776	100,194	99,612
TOTAL ASSETS	$13,737,350	$13,819,378	$12,693,518	$12,457,254	$12,325,061
LIABILITIES
Deposits:
Noninterest-bearing	$2,187,607	$2,260,351	$1,688,205	$1,736,396	$1,777,365
Interest-bearing	8,718,546	8,705,637	8,182,279	8,103,560	7,988,086
Total Deposits	10,906,153	10,965,988	9,870,484	9,839,956	9,765,451
Borrowings:
Federal funds purchased	80,000	—	47,000	55,000	—
Securities sold under repurchase agreements	187,732	181,150	183,317	187,946	191,603
Federal Home Loan Bank advances	399,522	400,817	480,995	351,072	354,609
Subordinated debentures and other borrowings	118,320	285,197	128,741	138,685	138,630
Total Borrowings	785,574	867,164	840,053	732,703	684,842
Interest payable	5,038	5,587	7,746	6,754	7,855
Other liabilities	206,929	171,544	197,275	91,404	117,901
Total Liabilities	11,903,694	12,010,283	10,915,558	10,670,817	10,576,049
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,736	6,724	6,719	6,921	6,918
Additional paid-in capital	1,003,777	1,002,962	1,000,942	1,054,997	1,053,148
Retained earnings	757,550	735,439	716,518	696,520	663,173
Accumulated other comprehensive income (loss)	65,468	63,845	53,656	27,874	25,648
Total Stockholders' Equity	1,833,656	1,809,095	1,777,960	1,786,437	1,749,012
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13,737,350	$13,819,378	$12,693,518	$12,457,254	$12,325,061

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
INTEREST INCOME
Loans receivable:
Taxable	$84,162	$87,312	$96,652	$102,617	$96,850
Tax-exempt	5,395	5,359	5,315	4,671	4,500
Investment securities:
Taxable	5,399	6,147	7,631	7,993	6,729
Tax-exempt	10,931	10,019	9,335	8,995	8,335
Deposits with financial institutions	90	134	575	1,203	1,363
Federal Home Loan Bank stock	248	281	299	342	355
Total Interest Income	106,225	109,252	119,807	125,821	118,132
INTEREST EXPENSE
Deposits	9,776	12,707	21,748	24,074	24,830
Federal funds purchased	5	2	111	26	15
Securities sold under repurchase agreements	83	92	352	367	385
Federal Home Loan Bank advances	1,749	1,794	1,774	1,776	1,894
Subordinated debentures and other borrowings	1,691	1,639	1,945	1,994	2,076
Total Interest Expense	13,304	16,234	25,930	28,237	29,200
NET INTEREST INCOME	92,921	93,018	93,877	97,584	88,932
Provision for loan losses	12,544	21,895	19,752	500	600
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	80,377	71,123	74,125	97,084	88,332
OTHER INCOME
Service charges on deposit accounts	5,209	4,312	5,970	6,312	6,107
Fiduciary and wealth management fees	5,910	5,601	5,985	5,384	4,429
Card payment fees	3,996	6,097	5,907	5,430	5,158
Net gains and fees on sales of loans	5,841	3,674	3,363	2,633	2,227
Derivative hedge fees	1,715	1,042	1,939	1,405	1,684
Other customer fees	372	333	398	434	450
Earnings on cash surrender value of life insurance	1,171	1,326	1,360	1,458	1,144
Net realized gains on sales of available for sale securities	1,817	3,068	4,612	1,039	393
Other income	132	1,028	265	150	524
Total Other Income	26,163	26,481	29,799	24,245	22,116
OTHER EXPENSES
Salaries and employee benefits	39,187	35,698	39,243	39,358	38,942
Net occupancy	5,855	5,447	5,801	5,311	4,777
Equipment	4,956	4,489	4,344	4,429	4,030
Marketing	1,311	2,092	1,443	1,492	1,332
Outside data processing fees	3,776	2,618	4,199	4,428	4,435
Printing and office supplies	331	279	387	484	312
Intangible asset amortization	1,486	1,511	1,514	1,590	1,356
FDIC assessments	1,249	1,472	1,523	—	(668)
Other real estate owned and foreclosure expenses	717	684	505	66	294
Professional and other outside services	2,254	1,553	2,258	2,899	8,251
Other expenses	3,587	4,146	4,954	5,144	4,293
Total Other Expenses	64,709	59,989	66,171	65,201	67,354
INCOME BEFORE INCOME TAX	41,831	37,615	37,753	56,128	43,094
Income tax expense	5,621	4,623	3,490	8,298	6,337
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$36,210	$32,992	$34,263	$47,830	$36,757

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.67	$0.62	$0.63	$0.87	$0.71
Diluted Net Income Available to Common Stockholders	$0.67	$0.62	$0.62	$0.87	$0.71
Cash Dividends Paid	$0.26	$0.26	$0.26	$0.26	$0.26
Average Diluted Shares Outstanding (in thousands)	53,971	53,943	54,918	55,520	51,570
FINANCIAL RATIOS:
Return on Average Assets	1.06%	0.97%	1.09%	1.53%	1.30%
Return on Average Stockholders' Equity	7.91	7.35	7.55	10.82	9.21
Return on Average Common Stockholders' Equity	7.91	7.35	7.55	10.82	9.21
Average Earning Assets to Average Assets	90.34	89.25	89.81	89.71	90.37
Allowance for Loan Losses as % of Total Loans	1.37	1.30	1.15	0.95	0.97
Net Charge-offs as % of Average Loans (Annualized)	0.30	0.01	0.03	0.04	0.07
Average Stockholders' Equity to Average Assets	13.41	13.15	14.45	14.17	14.16
Tax Equivalent Yield on Average Earning Assets	3.58	3.72	4.38	4.63	4.77
Interest Expense/Average Earning Assets	0.43	0.53	0.92	1.01	1.15
Net Interest Margin (FTE) on Average Earning Assets	3.15	3.19	3.46	3.62	3.62
Efficiency Ratio	51.40	47.95	52.17	51.07	57.60
Tangible Common Book Value Per Share	$23.48	$23.04	$22.46	$21.94	$21.26

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Commercial and industrial loans	$2,875,331	$2,898,329	$2,199,226	$2,109,879	$2,034,311
Agricultural production financing and other loans to farmers	83,090	93,838	87,421	93,861	90,462
Real estate loans:
Construction	622,084	640,560	643,674	787,568	670,138
Commercial and farmland	3,248,506	3,239,998	3,268,168	3,052,698	3,144,649
Residential	1,146,406	1,145,187	1,121,556	1,143,217	1,155,403
Home equity	527,458	532,314	570,398	588,984	601,335
Individuals' loans for household and other personal expenditures	125,411	123,611	129,765	135,989	131,246
Public finance and other commercial loans	615,547	624,704	586,641	547,114	471,716
Loans	9,243,833	9,298,541	8,606,849	8,459,310	8,299,260
Allowance for loan losses	(126,726)	(121,119)	(99,454)	(80,284)	(80,571)
NET LOANS	$9,117,107	$9,177,422	$8,507,395	$8,379,026	$8,218,689

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Demand deposits	$6,279,554	$6,288,360	$5,293,200	$5,250,568	$5,183,971
Savings deposits	3,518,286	3,278,156	2,962,821	2,896,177	2,808,745
Certificates and other time deposits of $100,000 or more	467,610	607,474	694,062	736,843	731,693
Other certificates and time deposits	542,919	669,119	717,723	741,759	811,780
Brokered deposits	97,784	122,879	202,678	214,609	229,262
TOTAL DEPOSITS	$10,906,153	$10,965,988	$9,870,484	$9,839,956	$9,765,451

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	September 30, 2020			September 30, 2019
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$301,529	$90	0.12%	$262,082	$1,363	2.06%
Federal Home Loan Bank stock	28,736	248	3.45	24,633	355	5.76
Investment Securities: (1)
Taxable	1,258,690	5,399	1.72	1,104,612	6,729	2.44
Tax-Exempt (2)	1,499,463	13,837	3.69	1,027,528	10,551	4.11
Total Investment Securities	2,758,153	19,236	2.79	2,132,140	17,280	3.24
Loans held for sale	24,705	257	4.16	21,913	274	5.00
Loans: (3)
Commercial	6,965,837	66,826	3.84	5,674,956	77,370	5.45
Real Estate Mortgage	887,661	9,996	4.50	822,874	9,518	4.63
Installment	693,363	7,083	4.09	715,428	9,688	5.42
Tax-Exempt (2)	681,273	6,829	4.01	538,157	5,696	4.23
Total Loans	9,252,839	90,991	3.93	7,773,328	102,546	5.28
Total Earning Assets	12,341,257	110,565	3.58%	10,192,183	121,544	4.77%
Net unrealized gain (loss) on securities available for sale	70,277			30,353
Allowance for loan losses	(125,150)			(80,918)
Cash and cash equivalents	169,539			143,266
Premises and equipment	113,216			99,021
Other assets	1,091,679			893,837
Total Assets	$13,660,818			$11,277,742
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$4,098,017	$3,890	0.38%	$3,134,675	$9,285	1.18%
Money market deposits	1,813,392	1,167	0.26	1,307,647	3,766	1.14
Savings deposits	1,574,700	583	0.15	1,244,859	2,523	0.80
Certificates and other time deposits	1,267,152	4,136	1.31	1,736,759	9,256	2.11
Total Interest-bearing Deposits	8,753,261	9,776	0.45	7,423,940	24,830	1.33
Borrowings	733,757	3,528	1.92	660,107	4,370	2.59
Total Interest-bearing Liabilities	9,487,018	13,304	0.56	8,084,047	29,200	1.43
Noninterest-bearing deposits	2,191,460			1,498,282
Other liabilities	151,040			98,818
Total Liabilities	11,829,518			9,681,147
Stockholders' Equity	1,831,300			1,596,595
Total Liabilities and Stockholders' Equity	$13,660,818	13,304		$11,277,742	29,200
Net Interest Income (FTE)		$97,261			$92,344
Net Interest Spread (FTE) (4)			3.02%			3.34%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.58%			4.77%
Interest Expense / Average Earning Assets			0.43%			1.15%
Net Interest Margin (FTE) (5)			3.15%			3.62%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2020 and 2019. These totals equal $4,340 and $3,412 for the three months ended September 30, 2020 and 2019, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Nine Months Ended
	September 30, 2020			September 30, 2019
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Federal Funds Sold
Interest-bearing deposits	$280,038	$799	0.38%	$184,640	$3,022	2.18%
Federal Home Loan Bank stock	28,736	828	3.84	24,603	1,028	5.57
Investment Securities: (1)
Taxable	1,302,943	19,177	1.96	1,021,102	19,822	2.59
Tax-Exempt (2)	1,342,477	38,335	3.81	923,030	28,684	4.14
Total Investment Securities	2,645,420	57,512	2.90	1,944,132	48,506	3.33
Loans held for sale	17,175	581	4.51	13,618	512	5.01
Loans: (3)
Commercial	6,698,042	213,241	4.24	5,469,377	224,766	5.48
Real Estate Mortgage	882,911	30,520	4.61	778,778	26,526	4.54
Installment	725,596	23,784	4.37	686,055	28,351	5.51
Tax-Exempt (2)	663,921	20,341	4.09	517,082	16,325	4.21
Total Loans	8,987,645	288,467	4.28	7,464,910	296,480	5.30
Total Earning Assets	11,941,839	347,606	3.88%	9,618,285	349,036	4.84%
Net unrealized gain on securities available for sale	58,623			12,856
Allowance for loan losses	(104,465)			(81,172)
Cash and cash equivalents	210,778			130,587
Premises and equipment	113,517			94,628
Other assets	1,077,497			848,480
Total Assets	$13,297,789			$10,623,664
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$3,880,489	$16,351	0.56%	$2,921,762	$24,844	1.13%
Money market deposits	1,674,622	6,647	0.53	1,222,860	10,057	1.10
Savings deposits	1,507,269	3,007	0.27	1,187,173	7,315	0.82
Certificates and other time deposits	1,476,499	18,226	1.65	1,652,141	25,295	2.04
Total Interest-bearing Deposits	8,538,879	44,231	0.69	6,983,936	67,511	1.29
Borrowings	796,836	11,237	1.88	636,295	12,997	2.72
Total Interest-bearing Liabilities	9,335,715	55,468	0.79	7,620,231	80,508	1.41
Noninterest-bearing deposits	2,002,898			1,413,120
Other liabilities	144,705			87,839
Total Liabilities	11,483,318			9,121,190
Stockholders' Equity	1,814,471			1,502,474
Total Liabilities and Stockholders' Equity	$13,297,789	55,468		$10,623,664	80,508
Net Interest Income (FTE)		$292,138			$268,528
Net Interest Spread (FTE) (4)			3.09%			3.43%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.88%			4.84%
Interest Expense / Average Earning Assets			0.62%			1.12%
Net Interest Margin (FTE) (5)			3.26%			3.72%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2020 and 2019. These totals equal $12,322 and $9,452 for the nine months ended September 30, 2020 and 2019, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.